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                                POWER OF ATTORNEY


         KNOW ALL MEN BY THESE PRESENTS THAT the undersigned directors and officers of SPX Corporation, a Delaware corporation (the "Company"), do hereby constitute and appoint Christopher J. Kearney and Patrick J. O'Leary his or her true and lawful attorney and agent, each with full power and authority (acting alone and without the other) to execute in the name and on behalf of the undersigned as such Director and/or Officer, a Registration Statement on Form S-4 under the Securities Act of 1933, as amended, with respect to the registration of shares of the Company's Common Stock that may be issued in connection with the proposed merger of General Signal Corporation into a wholly owned subsidiary of the Company, and to execute any and all amendments to such Registration Statement, whether filed prior or subsequent to the time such Registration Statement becomes effective. The undersigned hereby grants unto such attorneys and agents, and each of them, full power of substitution and revocation in the premises and hereby ratifies and confirms all that such attorneys and agents may do or cause to be done by virtue of these presents.

             Signature                            Capacity
             ---------                            --------

        /s/ John B. Blystone           Chairman, President, Chief Executive
   ------------------------------      Officer and Director
          John B. Blystone

       /s/ Patrick J. O'Leary          Vice President - Finance, Treasurer and
   ------------------------------      Chief Financial Officer
         Patrick J. O'Leary

         /s/ Kenneth C. Dow            Controller
   ------------------------------
           Kenneth C. Dow

       /s/ J. Kermit Campbell          Director
   ------------------------------
         J. Kermit Campbell

        /s/ Sarah R. Coffin            Director
   ------------------------------
          Sarah R. Coffin

        /s/ Frank A. Ehmann            Director
   ------------------------------
          Frank A. Ehmann

     /s/ Charles E. Johnson, II        Director
   ------------------------------
        Charles E. Johnson, II

         /s/ Ronald L. Kerber          Director
   ------------------------------
           Ronald L. Kerber

         /s/ Peter H. Merlin           Director
   ------------------------------
           Peter H. Merlin

        /s/ David P. Williams          Director
   ------------------------------
          David P. Williams




Dated: August 6, 1998